UNITED STATES
                  SECURITIES stocktickerAND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): February 18, 2010


                       WHISPERING OAKS INTERNATIONAL, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


          Texas                        0-26947                   75-2742601
----------------------------    ---------------------       -------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)

                           7080 River Road, Suite 215,
                  Vancouver, British Columbia, Canada, V6X 1X5
                 ---------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (866) 884-8669
                                                           --------------

                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

      See the attached press release dated February 19, 2010.


Item 9.01   Financial Statements and Exhibits

      Exhibit 99








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 19, 2010

                                 WHISPERING OAKS INTERNATIONAL, INC.



                                 By:   /s/ Ricardo Moro
                                      ----------------------------------
                                       Dr. Ricardo Moro, President